                                                                    Exhibit 99.2


                    Certification of Chief Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)



I, Ethan D. Hokit, Chief Financial Officer of Military Resale Group, Inc. (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of Amendment No. 2 to the Annual Report on Form 10-KSB/A for the year ended December 31, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                                     By:  /s/ Ethan D. Hokit
                                         -------------------------------
                                          Name: Ethan D. Hokit
                                          Title: Chief Financial Officer


July 22, 2003



A signed original of this written statement required by Section 906 has been provided to Military Resale Group, Inc. and will be retained by Military Resale Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.